                                         To Holders of the Company's Bylaws:

                                        Effective January 1, 2002, Article IV,
                                    Section 3 was amended to provide that only the
                                    Chairman of the Board must be a member of the
                                  Board of Directors, and Article IV, Section 9 was
                                     amended to provide that the President shall
                                      succeed to the Chairman's duties at Board
                                           meetings only if a Board member.

                                                   BEVERLY P. RYDER
                                                 Corporate Secretary

                                                        BYLAWS

                                                          OF

                                          SOUTHERN CALIFORNIA EDISON COMPANY

                                             AS AMENDED TO AND INCLUDING

                                                   JANUARY 1, 2002

                                                        INDEX
                                                                                                  Page
                                             ARTICLE I - PRINCIPAL OFFICE
Section   1.  Principal Office......................................................................1

                                              ARTICLE II - SHAREHOLDERS

                                               ARTICLE III - DIRECTORS

i

Section  12.  Fees and Compensation................................................................13
Section  13.  Action Without Meeting...............................................................13
Section  14.  Rights of Inspection.................................................................13
Section  15.  Committees...........................................................................13

                                                ARTICLE IV - OFFICERS

Section   9.  Chairman's Duties; Succession to

Section  14.  Associate General Counsel's and Assistant General

ii

                                             ARTICLE V - OTHER PROVISIONS
Section   1.  Inspection of Corporate Records......................................................20
Section   2.  Inspection of Bylaws.................................................................21
Section   3.  Contracts and Other Instruments, Loans, Notes

                                             ARTICLE VI - INDEMNIFICATION

                                          ARTICLE VII - EMERGENCY PROVISIONS

iii

                                              ARTICLE VIII - AMENDMENTS
Section   1.  Amendments...........................................................................30

iv

                                                         BYLAWS

                               Bylaws for the regulation, except as otherwise provided
                                     by statute or its Articles of Incorporation

                                                          of

                                          SOUTHERN CALIFORNIA EDISON COMPANY

                                             AS AMENDED TO AND INCLUDING
                                                   JANUARY 1, 2002

                                             ARTICLE I - PRINCIPAL OFFICE

Section 1.        Principal Office.

     The Edison  General  Office,  situated at 2244 Walnut Grove  Avenue,  in the City of Rosemead,  County of Los
Angeles,  State of  California,  is hereby fixed as the principal  office for the  transaction  of the business of the corporation.

                                              ARTICLE II - SHAREHOLDERS

Section 1.        Meeting Locations.

     All  meetings of  shareholders  shall be held at the  principal  office of the  corporation  or at such other place or places  within or  without  the State of  California  as may be  designated  by the Board of  Directors  (the
"Board").  In the event  such  places  shall  prove  inadequate  in  capacity  for any  meeting  of  shareholders,  an adjournment  may be taken to and the meeting  held at such other place of adequate  capacity as may be  designated  by the officer of the corporation presiding at such meeting.

Section 2.        Annual Meetings.

     The  2002  annual  meeting  of  shareholders  shall be held on  May 14,  2002,  and all  annual  meetings  of shareholders  thereafter  shall be held on the  third  Thursday  of the  month of May of each year at such time as the
Chairman of the Board shall  designate  on said day to elect  directors  to hold office for the year next  ensuing and until  their  successors  shall be  elected,  and to  consider  and act upon such  other  matters as may  lawfully  be presented to such meeting;  provided,  however,  that should said day fall upon a legal holiday,  then any such annual meeting of shareholders  shall be held at such  designated time and place on the next day thereafter  ensuing which is not a legal holiday.

Section 3.        Special Meetings.

     Special  meetings of the  shareholders may be called at any time by the Board, the Chairman of the Board, the
President,  or upon written  request of any three members of the Board,  or by the holders of shares  entitled to cast not less than ten percent of the votes at such  meeting.  Upon  request in writing to the  Chairman of the Board,  the
President,  any Vice  President  or the  Secretary  by any person  (other  than the Board)  entitled to call a special meeting of shareholders,  the officer  forthwith shall cause notice to be given to the  shareholders  entitled to vote that a  meeting  will be held at a time  requested  by the  person  or  persons  calling  the  meeting,  not less than thirty-five  nor more than sixty  days after the  receipt of the  request.  If the notice is not given  within  twenty days after receipt of the request, the persons entitled to call the meeting may give the notice.

Section 4.        Notice of Annual or Special Meeting.

     Written  notice of each  annual or special  meeting of  shareholders  shall be given not less than ten (or if sent by  third-class  mail,  thirty)  nor more than sixty  days  before  the date of the  meeting to each  shareholder entitled to vote thereat.  Such notice shall state the place,  date,  and hour of the meeting and (i) in the case of a special  meeting,  the general  nature of the business to be transacted,  and no other business may be transacted,  or
(ii) in the case of an annual  meeting,  those  matters  which the Board,  at the time of the  mailing of the  notice, intends to  present  for action by the  shareholders,  but,  subject to the  provisions  of  applicable  law and these
Bylaws,  any proper  matter may be  presented  at an annual  meeting  for such  action.  The notice of any  special or annual  meeting at which  directors are to be elected shall include the names of nominees  intended at the time of the notice to be  presented  by the Board for  election.  For any matter to be  presented  by a  shareholder  at an annual meeting held after  December 31, 1993,  but on or before  December 31, 1999,  including  the  nomination of any person
(other than a person  nominated by or at the  direction of the Board) for election to the Board,  written  notice must be received by the Secretary of the  corporation  from the  shareholder  not less than sixty nor more than one hundred twenty days prior to the date of the annual meeting  specified in these Bylaws and to which the  shareholder's  notice relates;  provided however,  that in the event the annual meeting to which the shareholder's written notice relates is to be held on a date which is more than thirty days  earlier  than the date of the annual  meeting  specified in these
Bylaws,  the notice from a  shareholder  must be received by the Secretary not later than the close of business on the tenth day  following the date on which public  disclosure  of the date of the annual  meeting was made or given to the shareholders.  For any matter to be  presented by a  shareholder  at an annual  meeting held after  December 31, 1999, including  the  nomination  of any person  (other than a person  nominated  by or at the  direction  of the Board) for election to the Board, written notice must be received

by the  Secretary of the  corporation  from the  shareholder  not more than one hundred  eighty days nor less than one hundred  twenty days prior to the date on which the proxy  materials  for the prior year's  annual  meeting were first released to  shareholders  by the  corporation;  provided  however,  that in the event the annual meeting to which the shareholder's  written  notice  relates is to be held on a date which is more than thirty  days  earlier or later than the date of the annual  meeting  specified  in these  Bylaws,  the notice from a  shareholder  must be received by the
Secretary  not  earlier  than  two  hundred  twenty  days  prior  to the  date of the  annual  meeting  to  which  the shareholder's  notice relates nor later than one hundred sixty days prior to the date of such annual  meeting,  unless less than one  hundred  seventy  days' prior  public  disclosure  of the date of the  meeting is made by the  earliest possible quarterly report on Form 10-Q, or, if impracticable,  any means reasonably  calculated to inform shareholders including  without  limitation  a report on Form 8-K, a press  release or  publication  once in a newspaper of general circulation  in the county in which the principal  office is located,  in which event notice by the  shareholder to be timely  must be  received  not later than the close of  business  on the tenth day  following  the date of such public disclosure.  The  shareholder's  notice to the Secretary shall set forth (a) a brief  description of each matter to be presented at the annual  meeting by the  shareholder;  (b) the name and address,  as they appear on the  corporation's books, of the shareholder;  (c) the class and number of shares of the corporation which are beneficially  owned by the shareholder;  and (d) any material  interest of the  shareholder in the matters to be presented.  Any  shareholder who intends to nominate a candidate  for election as a director  shall also set forth in such a notice (i) the name,  age, business  address and  residence  address of each nominee that he or she intends to nominate at the meeting,  (ii) the principal  occupation  or  employment  of each  nominee,  (iii) the class and number of shares of capital stock of the corporation  beneficially owned by each nominee,  and (iv) any other information  concerning the nominee that would be required under the rules of the Securities and Exchange  Commission in a proxy  statement  soliciting  proxies for the election of the nominee. The notice shall also include a consent,  signed by the shareholder's  nominees,  to serve as a director of the  corporation if elected.  Notwithstanding  anything in these Bylaws to the contrary,  and subject to the  provisions  of any  applicable  law, no business  shall be  conducted  at a special or annual  meeting  except in accordance with the procedures set forth in this Section 4.

     Notice of a  shareholders'  meeting  shall be given  either  personally  or by  first-class  mail (or, if the outstanding  shares of the  corporation  are held of record by 500 or more persons on the record date for the meeting, by third-class mail) or by other means of written  communication,  addressed to the shareholder at the address of such shareholder  appearing on the books of the  corporation or given by the shareholder to the corporation for the purpose of notice;  or, if no such address appears or is given, at the place where the principal  office of the corporation is located or by publication at least once in a newspaper of general circulation  in the  county in which the  principal  office is  located.  Notice by mail  shall be deemed to have been given at the time a written  notice is  deposited in the United  States  mails,  postage  prepaid.  Any other  written notice shall be deemed to have been given at the time it is  personally  delivered to the recipient or is delivered to a common carrier for  transmission,  or actually  transmitted by the person giving the notice by electronic  means, to the recipient.

Section 5.        Quorum.

     A majority of the shares entitled to vote,  represented in person or by proxy,  shall  constitute a quorum at any meeting of shareholders.  The affirmative  vote of a majority of the shares  represented and voting at a duly held meeting at which a quorum is present  (which shares voting  affirmatively  also  constitute at least a majority of the required  quorum) shall be the act of the  shareholders,  unless the vote of a greater  number or voting by classes is required by law or the Articles;  provided,  however,  that the shareholders  present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment,  notwithstanding  the withdrawal of enough shareholders  to have less than a quorum,  if any action  taken  (other  than  adjournment)  is approved by at least a majority of the shares required to constitute a quorum.

Section 6.        Adjourned Meeting and Notice Thereof.

     Any  shareholders'  meeting,  whether or not a quorum is present,  may be adjourned  from time to time by the vote of a majority of the shares,  the holders of which are either  present in person or represented by proxy thereat, but in the absence of a quorum  (except as provided in Section 5 of this Article) no other  business may be transacted at such meeting.

     It shall  not be  necessary  to give any  notice  of the time and place of the  adjourned  meeting  or of the business to be transacted  thereat,  other than by announcement at the meeting at which such  adjournment is taken. At the adjourned  meeting,  the  corporation  may transact any business which might have been  transacted at the original meeting.  However,  when  any  shareholders'  meeting  is  adjourned  for  more  than  forty-five  days  or,  if after adjournment a new record date is fixed for the adjourned  meeting,  notice of the adjourned  meeting shall be given as in the case of an original meeting.

Section 7.        Voting.

     The  shareholders  entitled to notice of any meeting or to vote at any such meeting  shall be only persons in whose name shares stand on the stock records of the  corporation  on the record date  determined  in  accordance  with
Section 8 of this Article.

     Voting shall in all cases be subject to the  provisions of Chapter 7 of the  California  General  Corporation
Law, and to the following provisions:

     (a)      Subject  to  clause  (g),  shares  held by an  administrator,  executor,  guardian,  conservator  or custodian  may be voted by such  holder  either in person or by proxy,  without a  transfer  of such  shares  into the holder's  name;  and shares  standing  in the name of a trustee  may be voted by the  trustee,  either in person or by proxy,  but no trustee  shall be entitled to vote shares held by such  trustee  without a transfer of such shares into the trustee's name.

     (b)      Shares  standing  in the name of a receiver  may be voted by such  receiver;  and shares  held by or under the control of a receiver may be voted by such receiver  without the transfer  thereof into the receiver's  name if authority to do so is contained in the order of the court by which such receiver was appointed.

     (c)      Subject to the provisions of Section 705 of the California General  Corporation Law and except where otherwise  agreed in writing  between the parties,  a  shareholder  whose shares are pledged shall be entitled to vote such shares until the shares have been transferred  into the name of the pledgee,  and thereafter the pledgee shall be entitled to vote the shares so transferred.

     (d)      Shares  standing  in the name of a minor may be voted  and the  corporation  may  treat  all  rights incident  thereto as  exercisable  by the minor,  in person or by proxy,  whether or not the  corporation  has notice, actual or  constructive,  of the non-age  unless a guardian of the minor's  property  has been  appointed  and written notice of such appointment given to the corporation.

     (e)      Shares  standing  in the name of another  corporation,  domestic  or  foreign,  may be voted by such officer,  agent or  proxyholder  as the bylaws of such other  corporation  may  prescribe  or, in the  absence of such provision,  as the  Board  of  Directors  of  such  other  corporation  may  determine  or,  in the  absence  of  such determination,  by the chairman of the board,  president or any vice  president of such other  corporation,  or by any other  person  authorized  to do so by the  chairman  of the  board,  president  or any vice  president  of such other corporation.  Shares  which  are  purported  to be  voted  or any  proxy  purported  to be  executed  in the name of a corporation  (whether or not any title of the person signing is indicated)  shall be presumed to be voted or the proxy executed in accordance with the provisions of this subdivision, unless the contrary is shown.

     (f)      Shares of the  corporation  owned by any of its  subsidiaries  shall not be  entitled to vote on any matter.

     (g)      Shares of the  corporation  held by the  corporation  in a  fiduciary  capacity,  and  shares of the corporation  held in a  fiduciary  capacity by any of its  subsidiaries,  shall not be entitled to vote on any matter, except to the extent that the  settlor or  beneficial  owner  possesses  and  exercises a right to vote or to give the corporation binding instructions as to how to vote such shares.

     (h)      If shares stand of record in the names of two or more  persons,  whether  fiduciaries,  members of a partnership,  joint  tenants,  tenants in common,  husband and wife as community  property,  tenants by the  entirety, voting  trustees,  persons  entitled to vote under a  shareholder  voting  agreement or  otherwise,  or if two or more persons  (including  proxyholders)  have the same  fiduciary  relationship  respecting  the same  shares,  unless  the secretary of the  corporation  is given written  notice to the contrary and is furnished with a copy of the instrument or order  appointing them or creating the  relationship  wherein it is so provided,  their acts with respect to voting shall have the following effect:

         (i)      If only one votes, such act binds all;

         (ii)     If more than one vote, the act of the majority so voting binds all;

         (iii)    If more than one vote, but the vote is evenly split on any particular matter,  each faction may vote the securities in question proportionately.

         If the instrument so filed or the  registration  of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this section shall be a majority or even split in interest.

         No  shareholder  of any  class of stock  of this  corporation  shall be  entitled  to  cumulate  votes at any election of directors of this corporation.

         Elections for directors need not be by ballot;  provided,  however,  that all elections for directors must be by ballot upon demand made by a shareholder at the meeting and before the voting begins.

         In any election of directors,  the candidates  receiving the highest  number of votes of the shares  entitled to be voted for them up to the number of directors to be elected by such shares are elected.

Section 8.        Record Date.

         The Board may fix, in advance,  a record date for the  determination of the  shareholders  entitled to notice of any meeting or to vote or entitled to receive  payment of any dividend or other  distribution,  or any allotment of rights, or to

exercise  rights in respect of any other  lawful  action.  The record  date so fixed shall be not more than sixty days nor less than ten days prior to the date of the  meeting  nor more than sixty days prior to any other  action.  When a record date is so fixed,  only  shareholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or to receive the  dividend,  distribution,  or  allotment  of rights,  or to exercise  the rights,  as the case may be,  notwithstanding  any transfer of shares on the books of the corporation after the record date,  except as otherwise  provided by law or these Bylaws.  A  determination  of  shareholders of record entitled to notice of or to vote at a meeting of  shareholders  shall apply to any  adjournment  of the  meeting  unless the Board fixes a new  record  date for the  adjourned  meeting.  The  Board  shall  fix a new  record  date if the  meeting  is adjourned for more than forty-five days.

         If no record date is fixed by the Board, the record date for determining  shareholders  entitled to notice of or to vote at a meeting of  shareholders  shall be at the close of business on the business day next preceding the day on which  notice is given or, if notice is waived,  at the close of business on the business  day next  preceding  the day on which the  meeting is held.  The record date for  determining  shareholders  for any purpose  other than as set forth in this  Section 8 or  Section  10 of this  Article  shall be at the close of  business  on the day on which the
Board adopts the resolution  relating thereto,  or the sixtieth day prior to the date of such other action,  whichever is later.

Section 9.        Consent of Absentees.

         The  transactions  of any meeting of  shareholders,  however  called and noticed,  and wherever  held, are as valid as though had at a meeting duly held after regular call and notice,  if a quorum is present  either in person or by proxy,  and if, either before or after the meeting,  each of the persons entitled to vote, not present in person or by proxy,  signs a written  waiver of notice or a consent to the  holding of the meeting or an approval of the minutes thereof.  All such  waivers,  consents or approvals  shall be filed with the  corporate  records or made a part of the minutes of the meeting.  Neither the business to be  transacted  at nor the purpose of any regular or special  meeting of shareholders  need be specified in any written waiver of notice,  consent to the holding of the meeting or approval of the minutes thereof, except as provided in Section 601 (f) of the California General Corporation Law.

Section 10.       Action Without Meeting.

         Subject to Section 603 of the California  General  Corporation Law, any action which,  under any provision of the California  General  Corporation  Law, may be taken at any annual or special meeting of shareholders  may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken,  shall be signed by the holders of  outstanding  shares  having not less than the  minimum  number of votes that would be  necessary  to  authorize  or take such  action at a meeting at which all shares  entitled to vote thereon  were  present and voted.  Unless a record date for voting  purposes be fixed as provided in Section 8 of this
Article,  the record date for determining  shareholders  entitled to give consent pursuant to this Section 10, when no prior action by the Board has been taken, shall be the day on which the first written consent is given.

Section 11.       Proxies.

         Every person  entitled to vote shares has the right to do so either in person or by one or more persons,  not to exceed  three,  designated by a proxy  authorized by such  shareholder  or the  shareholder's  attorney in fact and filed with the  corporation,  in accordance with Cal. Corp. Codess.178.  Subject to the following  sentence,  any proxy duly  authorized  continues  in full force and effect  until  revoked by the person  authorizing  it prior to the vote pursuant  thereto by a writing  delivered  to the  corporation  stating  that the proxy is revoked or by a  subsequent proxy  authorized  by the person  authorizing  the prior proxy and  presented to the meeting,  or by attendance at the meeting and voting in person by the person authorizing the proxy;  provided,  however,  that a proxy is not revoked by the death or incapacity of the maker unless,  before the vote is counted,  written  notice of such death or incapacity is received by this  corporation.  No proxy shall be valid after the  expiration of eleven months from the date of its authorization unless otherwise provided in the proxy.

Section 12.       Inspectors of Election.

         In advance of any  meeting  of  shareholders,  the Board may  appoint  any  persons  other than  nominees  as inspectors  of election to act at such  meeting and any  adjournment  thereof.  If  inspectors  of election are not so appointed,  or if any persons so appointed  fail to appear or refuse to act, the chairman of any such meeting may, and on the request of any shareholder or  shareholder's  proxy shall,  make such  appointments at the meeting.  The number of inspectors  shall be either one or three.  If appointed at a meeting on the request of one or more  shareholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed.

         The  duties  of  such  inspectors  shall  be as  prescribed  by  Section  707 (b) of the  California  General
Corporation  Law and shall include:  determining  the number of shares  outstanding  and the voting power of each, the shares represented at the meeting,  the existence of a quorum,  and the authenticity,  validity and effect of proxies;
receiving  votes,  ballots or consents;  hearing and  determining  all  challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close;  determining  the result;  and doing such acts as may be proper to conduct the election or vote with fairness to all shareholders.  If there are three inspectors of election,  the decision,  act or certificate of a majority is effective in all respects as the decision,  act or certificate  of all. Any report or certificate  made by the inspectors of election is prima facie evidence of the facts stated therein.

                                               ARTICLE III - DIRECTORS

Section 1.        Powers.

         Subject to  limitations  of the  Articles,  of these Bylaws and of the  California  General  Corporation  Law
relating to action  required to be approved  by the  shareholders  or by the  outstanding  shares,  the  business  and affairs of the corporation  shall be managed and all corporate  powers shall be exercised by or under the direction of the Board.  The Board may delegate  the  management  of the  day-to-day  operation of the business of the  corporation provided  that the  business  and  affairs of the  corporation  shall be managed  and all  corporate  powers  shall be exercised under the ultimate  direction of the Board.  Without  prejudice to such general  powers,  but subject to the same  limitations,  it is hereby expressly  declared that the Board shall have the following powers in addition to the other powers enumerated in these Bylaws:

         (a)      To select and remove all the other officers, agents and employees of the corporation,  prescribe the powers  and  duties  for them as may not be  inconsistent  with law,  with the  Articles  or these  Bylaws,  fix their compensation and require from them security for faithful service.

         (b)      To conduct,  manage and control the affairs and business of the  corporation  and to make such rules and regulations therefor not inconsistent with law, or with the Articles or these Bylaws, as they may deem best.

         (c)      To adopt,  make and use a corporate seal, and to prescribe the forms of  certificates of stock,  and to alter the form of such seal and of such certificates from time to time as in their judgment they may deem best.

         (d)      To authorize the issuance of shares of stock of the  corporation  from time to time, upon such terms and for such consideration as may be lawful.

         (e)      To borrow  money and incur  indebtedness  for the  purposes of the  corporation,  and to cause to be executed and  delivered  therefor,  in the  corporate  name,  promissory  notes,  bonds,  debentures,  deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

Section 2.        Number of Directors.

         The  authorized  number of directors  shall be not less than nine nor more than  seventeen  until  changed by amendment  of the  Articles or by a Bylaw duly adopted by the  shareholders.  The exact  number of directors  shall be fixed,  within the limits  specified,  by the Board by adoption of a  resolution  or by the  shareholders  in the same manner provided in these Bylaws for the amendment thereof.

Section 3.        Election and Term of Office.

         The directors  shall be elected at each annual  meeting of the  shareholders,  but if any such annual meeting is not held or the  directors  are not  elected  thereat,  the  directors  may be  elected at any  special  meeting of shareholders  held for that  purpose.  Each  director  shall hold  office  until the next  annual  meeting and until a successor has been elected and qualified.

Section 4.        Vacancies.

         Any director may resign  effective upon giving  written  notice to the Chairman of the Board,  the President, the Secretary or the Board,  unless the notice specifies a later time for the  effectiveness of such  resignation.  If the  resignation  is  effective  at a future  time,  a successor  may be elected to take  office when the  resignation becomes effective.

         Vacancies  in the Board,  except  those  existing as a result of a removal of a director,  may be filled by a majority of the remaining  directors,  though less than a quorum, or by a sole remaining  director,  and each director so elected shall hold office until the next annual  meeting and until such  director's  successor has been elected and qualified.  Vacancies  existing as a result of a removal of a director may be filled by the  shareholders  as provided by law.

         A vacancy or  vacancies  in the Board shall be deemed to exist in case of the death,  resignation  or removal of any director,  or if the authorized  number of directors be increased,  or if the shareholders  fail, at any annual or special  meeting of  shareholders  at which any director or directors  are  elected,  to elect the full  authorized number of directors to be voted for at that meeting.

         The Board may declare  vacant the office of a director  who has been  declared of unsound mind by an order of court or convicted of a felony.

         The  shareholders  may elect a director or directors at any time to fill any vacancy or vacancies  not filled by the directors.  Any such election by written consent other than to fill a vacancy  created by removal  requires the consent of a

majority of the outstanding  shares  entitled to vote. If the Board accepts the resignation of a director  tendered to take effect at a future  time,  the Board or the  shareholders  shall have power to elect a  successor  to take office when the resignation is to become effective.

         No reduction of the  authorized  number of directors  shall have the effect of removing any director prior to the expiration of the director's term of office.

Section 5.        Place of Meeting.

         Regular  or  special  meetings  of the  Board  shall be held at any  place  within  or  without  the State of
California  which has been  designated  from time to time by the Board or as provided in these Bylaws.  In the absence of such designation, regular meetings shall be held at the principal office of the corporation.

Section 6.        Organization Meeting.

         Promptly following each annual meeting of shareholders the Board shall hold a regular meeting for the purpose of organization, election of officers and the transaction of other business.

Section 7.        Special Meetings and Other Regular Meetings.

         Special  meetings  and  regular  meetings  other than  organization  meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board, the President,  any Vice President,  the Secretary or
by any two directors.

         Such  meetings  of the Board  shall be held upon four  days'  notice  by mail or  forty-eight  hours'  notice delivered  personally or by telephone,  including a voice messaging  system or other system or technology  designed to
record  and  communicate  messages,   telegraph,  telex,  facsimile,   electronic  mail  or  other  similar  means  of
communication.  Any such  notice  shall be  addressed  or  delivered  to each  director  at such  director's  address, telephone number, telex number,  facsimile number, E-mail address, or other designated location(s),  as shown upon the records of the  corporation  or as may have been given to the  corporation  by the director for purposes of notice or, if such information is not shown on such records or is not readily  ascertainable,  at the place in which the meetings of the directors are regularly held.  The notice need not specify the purpose of such meeting.

         Notice by mail shall be deemed to have been  given at the time a written  notice is  deposited  in the United
States  mail,  postage  prepaid.  Any other  written  notice  shall be  deemed  to have  been  given at the time it is personally  delivered to the recipient or is delivered to a common carrier for transmission,  or actually  transmitted by the person giving the notice by electronic means to the recipient.

Oral notice shall be deemed to have been given at the time it is  communicated,  in person or by telephone,  wireless, or other  similar  means,  to the  recipient or to a person at the office of the  recipient  who the person giving the notice has reason to believe will promptly  communicate it to the recipient,  or actually transmitted to the recipient by the person giving the notice by a system or technology designed to record and communicate messages.

Section 8.        Quorum.

         One-third of the number of  authorized  directors  constitutes a quorum of the Board for the  transaction  of business,  except to  adjourn as  provided  in Section ll of this  Article.  Every act or  decision  done or made by a majority of the  directors  present at a meeting  duly held at which a quorum is present  shall be regarded as the act of the Board,  unless a greater  number is required by law or by the Articles;  provided,  however,  that a meeting at which a quorum is initially  present may continue to transact  business  notwithstanding  the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 9.        Participation in Meetings by Conference Telephone.

         Members  of  the  Board  may  participate  in a  meeting  through  use of  conference  telephone  or  similar communications  equipment,  so  long  as all  members  participating  in such  meeting  can  hear  one  another.  Such participation constitutes presence in person at such meeting.

Section 10.       Waiver of Notice.

         The  transactions  of any meeting of the Board,  however called and noticed or wherever held, are as valid as though had at a meeting  duly held after  regular  call and notice if a quorum is  present  and if,  either  before or after the meeting,  each of the  directors  not present  signs a written  waiver of notice,  a consent to holding such meeting or an  approval of the minutes  thereof.  All such  waivers,  consents  or  approvals  shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 11.       Adjournment.

         A majority of the directors present,  whether or not a quorum is present,  may adjourn any directors' meeting to another time and place.  Notice of the time and place of holding an  adjourned  meeting need not be given to absent directors

if the time and place is fixed at the  meeting  adjourned.  If the  meeting  is  adjourned  for more than  twenty-four hours,  notice of any  adjournment to another time or place shall be given prior to the time of the adjourned  meeting to the directors who were not present at the time of the adjournment.

Section 12.       Fees and Compensation.

         Directors and members of  committees  may receive such  compensation,  if any, for their  services,  and such reimbursement for expenses, as may be fixed or determined by the Board.

Section 13.       Action Without Meeting.

         Any action  required or permitted  to be taken by the Board may be taken  without a meeting if all members of the Board shall  individually  or  collectively  consent in writing to such action.  Such written  consent or consents shall  have the same  force and effect as a  unanimous  vote of the Board and shall be filed  with the  minutes of the proceedings of the Board.

Section 14.       Rights of Inspection.

         Every director shall have the absolute  right at any reasonable  time to inspect and copy all books,  records and  documents of every kind and to inspect the physical  properties  of the  corporation  and also of its  subsidiary corporations,  domestic or foreign.  Such  inspection  by a director may be made in person or by agent or attorney and includes the right to copy and make extracts.

Section 15.       Committees.

         The Board may appoint one or more  committees,  each  consisting  of two or more  directors,  to serve at the pleasure of the Board.  The Board may  delegate to such  committees  any or all of the  authority  of the Board except with respect to:

         (a)      The  approval  of any  action  for  which  the  California  General  Corporation  Law also  requires shareholders' approval or approval of the outstanding shares;

         (b)      The filling of vacancies on the Board or in any committee;

         (c)      The fixing of compensation of the directors for serving on the Board or on any committee;

         (d)      The amendment or repeal of Bylaws or the adoption of new Bylaws;

         (e)      The  amendment  or  repeal  of any  resolution  of the Board  which by its  express  terms is not so amendable or repealable;

         (f)      A distribution to the  shareholders  of the corporation  except at a rate or in a periodic amount or within a price range determined by the Board; or

         (g)      The appointment of other committees of the Board or the members thereof.

         Any such committee,  or any member or alternate member thereof,  must be appointed by resolution adopted by a majority of the exact  number of  authorized  directors as  specified  in Section 2 of this  Article.  The Board shall have the power to  prescribe  the  manner  and  timing of giving of notice  of  regular  or  special  meetings  of any committee  and the  manner in which  proceedings  of any  committee  shall be  conducted.  In the  absence of any such prescription,  such  committee  shall  have the  power to  prescribe  the  manner in which  its  proceedings  shall be conducted.  Unless the Board or such committee shall  otherwise  provide,  the regular and special  meetings and other actions of any such committee  shall be governed by the provisions of this Article  applicable to meetings and actions of the Board.  Minutes shall be kept of each meeting of each committee.

                                                ARTICLE IV - OFFICERS

Section 1.        Officers.

         The officers of the corporation  shall be a Chairman of the Board, a President,  a Chief  Financial  Officer,
one or more Vice Presidents,  a General Counsel,  one or more Associate General Counsel, one or more Assistant General
Counsel, a Controller,  one or more Assistant Controllers,  a Treasurer, one or more Assistant Treasurers, a Secretary and one or more  Assistant  Secretaries,  and such other  officers as may be elected or appointed in  accordance  with
Section 5 of this  Article.  The Board,  the Chairman of the Board or the  President  may confer a special  title upon any Vice President not specified herein.  Any number of offices of the corporation may be held by the same person.

Section 2.        Election.

         The officers of the  corporation,  except such officers as may be elected or appointed in accordance with the provisions  of Section 5 or Section 6 of this  Article,  shall be chosen  annually by, and shall serve at the pleasure of the Board, and shall hold their respective  offices until their  resignation,  removal,  or other  disqualification from service, or until their respective successors shall be elected.

Section 3.        Eligibility of Chairman.

         No person  shall be eligible  for the office of  Chairman of the Board  unless such person is a member of the
Board of the corporation; any other officer may or may not be a director.

Section 4.        Removal and Resignation.

         Any officer may be removed,  either with or without  cause,  by the Board at any time or by any officer  upon whom such power or removal  may be  conferred  by the  Board.  Any such  removal  shall be  without  prejudice  to the rights, if any, of the officer under any contract of employment of the officer.

         Any officer may resign at any time by giving  written  notice to the  corporation,  but without  prejudice to the rights,  if any, of the  corporation  under any  contract  to which the officer is a party.  Any such  resignation shall  take  effect at the date of the  receipt of such  notice or at any later time  specified  therein  and,  unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 5.        Appointment of Other Officers.

         The Board may appoint  such other  officers as the  business of the  corporation  may  require,  each of whom shall hold office for such period,  have such  authority,  and perform such duties as are provided in the Bylaws or as the Board may from time to time determine.

Section 6.        Vacancies.

         A vacancy in any office because of death,  resignation,  removal,  disqualification  or any other cause shall be filled at any time deemed  appropriate by the Board in the manner  prescribed in these Bylaws for regular  election or appointment to such office.

Section 7.        Salaries.

         The salaries of the Chairman of the Board,  President,  Chief Financial  Officer,  Vice  Presidents,  General
Counsel,  Controller,  Treasurer and Secretary of the corporation  shall be fixed by the Board.  Salaries of all other officers shall be as approved from time to time by the chief executive officer.

Section 8.        Furnish Security for Faithfulness.

         Any  officer  or  employee  shall,  if  required  by the  Board,  furnish  to the  corporation  security  for faithfulness to the extent and of the character that may be required.

Section 9.        Chairman's Duties; Succession to Such Duties in Chairman's Absence or Disability.

         The Chairman of the Board shall be the chief  executive  officer of the  corporation and shall preside at all meetings of the  shareholders  and of the Board.  Subject to the Board, the Chairman of the Board shall have charge of the business of the corporation,  including the  construction of its plants and properties and the operation  thereof.
The Chairman of the Board shall keep the Board fully  informed,  and shall freely consult them concerning the business of the corporation.

         In the absence or disability of the Chairman of the Board,  the  President  shall act as the chief  executive officer of the corporation;  in the absence or disability of the Chairman of the Board and the President,  the next in order of election by the Board of the Vice Presidents shall act as chief executive officer of the corporation.

         In the absence or  disability  of the  Chairman of the Board,  one of the  following  shall act, in the order indicated,  as  Chairman  of the Board at  meetings  of the Board:  first,  the  President,  if a member of the Board;
second,  a Vice President,  if any, who is a member of the Board, in order of election;  and, third, any member of the
Board who is designated by the Board as a temporary Chairman to preside at any such meeting of the Board.

Section 10.       President's Duties.

         The President  shall perform such other duties as the Chairman of the Board shall  delegate or assign to such officer.

Section 11.       Chief Financial Officer.

         The Chief  Financial  Officer of the  corporation  shall be the chief  consulting  officer in all  matters of financial import and shall have control over all financial matters concerning the corporation.

Section 12.       Vice Presidents' Duties.

         The Vice Presidents shall perform such other duties as the chief executive officer shall designate.

Section 13.       General Counsel's Duties.

         The General  Counsel  shall be the chief  consulting  officer of the  corporation  in all legal  matters and, subject  to the chief  executive  officer,  shall  have  control  over all  matters  of legal  import  concerning  the corporation.

Section 14.       Associate General Counsel's and Assistant General Counsel's Duties.

         The  Associate  General  Counsel  shall  perform  such of the duties of the  General  Counsel as the  General
Counsel shall designate,  and in the absence or disability of the General Counsel,  the Associate General Counsel,  in
order of election to that office by the Board at its latest  organizational  meeting,  shall perform the duties of the
General Counsel.  The Assistant General Counsel shall perform such duties as the General Counsel shall designate.

Section 15.       Controller's Duties.

         The Controller shall be the chief  accounting  officer of the Corporation and, subject to the Chief Financial
Officer,  shall have control over all  accounting  matters  concerning  the  Corporation  and shall perform such other duties as the Chief Executive Officer shall designate.

Section 16.       Assistant Controllers' Duties.

         The  Assistant  Controllers  shall  perform  such of the duties of the  Controller  as the  Controller  shall designate,  and in the absence or disability of the  Controller,  the Assistant  Controllers,  in order of election to that office by the Board at its latest organizational meeting, shall perform the duties of the Controller.

Section 17.       Treasurer's Duties.

         It shall be the duty of the Treasurer to keep in custody or control all money,  stocks,  bonds,  evidences of debt,  securities  and  other  items of value  that  may  belong  to,  or be in the  possession  or  control  of,  the corporation,  and to dispose of the same in such manner as the Board or the chief  executive  officer may direct,  and to perform all acts incident to the position of Treasurer.

Section 18.       Assistant Treasurers' Duties.

         The  Assistant  Treasurers  shall  perform  such  of the  duties  of the  Treasurer  as the  Treasurer  shall designate, and in the absence or disability of the Treasurer,  the Assistant Treasurers,  in order of election to that office by the Board at its latest  organizational  meeting,  shall perform the duties of the Treasurer,  unless action is taken by the Board as contemplated in Article IV, Section 22.

Section 19.       Secretary's Duties.

         The Secretary shall keep or cause to be kept full and complete  records of the  proceedings of  shareholders, the Board and its  committees at all meetings,  and shall affix the corporate seal and attest by signing copies of any part thereof when required.

         The  Secretary  shall keep,  or cause to be kept, a copy of the Bylaws of the  corporation  at the  principal office in accordance with Section 213 of the California General Corporation Law.

         The Secretary  shall be the custodian of the corporate seal and shall affix it to such  instruments as may be required.

         The Secretary shall keep on hand a supply of blank stock certificates of such forms as the Board may adopt.

         The  Secretary  shall  serve or cause to be served by  publication  or  otherwise,  as may be  required,  all notices of meetings  and of other  corporate  acts that may by law or  otherwise  be required to be served,  and shall make or cause to be made and filed in the principal  office of the  corporation,  the necessary  certificate or proofs thereof.

         An affidavit of mailing of any notice of a  shareholders'  meeting or of any report,  in accordance  with the provisions of Section 601 (b) of the California  General  Corporation  Law,  executed by the Secretary  shall be prima facie evidence of the fact that such notice or report had been duly given.

         The Secretary may, with the Chairman of the Board, the President,  or a Vice President,  sign certificates of ownership of stock in the  corporation,  and shall cause all  certificates so signed to be delivered to those entitled thereto.

         The Secretary shall keep all records required by the California General Corporation Law.

         The Secretary shall generally  perform the duties usual to the office of secretary of corporations,  and such other duties as the chief executive officer shall designate.

Section 20.       Assistant Secretaries' Duties.

         Assistant  Secretaries  shall perform such of the duties of the Secretary as the Secretary  shall  designate, and in the  absence or  disability  of the  Secretary,  the  Assistant  Secretaries,  in the order of election to that office by the Board at its latest  organizational  meeting,  shall perform the duties of the Secretary,  unless action is taken by the Board as contemplated in Article IV, Sections 21 and 22 of these Bylaws.

Section 21.       Secretary Pro Tempore.

         At any meeting of the Board or of the  shareholders  from which the  Secretary  is absent,  a  Secretary  pro tempore may be appointed and act.

Section 22.       Election of Acting Treasurer or Acting Secretary.

         The Board may elect an Acting  Treasurer,  who shall  perform  all the  duties of the  Treasurer  during  the absence or disability of the  Treasurer,  and who shall hold office only for such a term as shall be determined by the
Board.

         The Board may elect an Acting  Secretary,  who shall  perform  all the  duties of the  Secretary  during  the absence or disability of the  Secretary,  and who shall hold office only for such a term as shall be determined by the
Board.

         Whenever the Board shall elect either an Acting Treasurer or Acting  Secretary,  or both, the officers of the corporation as set forth in Article IV, Section 1 of these Bylaws,  shall include as if therein  specifically set out, an Acting Treasurer or an Acting Secretary, or both.

Section 23.       Performance of Duties.

         Officers  shall  perform  the  duties  of their  respective  offices  as  stated  in these  Bylaws,  and such additional duties as the Board shall designate.

                                             ARTICLE V - OTHER PROVISIONS

Section 1.        Inspection of Corporate Records.

         (a)      A shareholder  or  shareholders  holding at least five percent in the  aggregate of the  outstanding voting  shares of the  corporation  or who hold at least one percent of such  voting  shares and have filed a Schedule
14B with the  United  States  Securities  and  Exchange  Commission  relating  to the  election  of  directors  of the corporation shall have an absolute right to do either or both of the following:

                  (i)      Inspect and copy the record of shareholders'  names and addresses and shareholdings  during usual business hours upon five business days' prior written demand upon the corporation; or

                  (ii)     Obtain from the transfer  agent,  if any, for the  corporation,  upon five  business  days'
prior  written  demand and upon the tender of its usual  charges for such a list (the amount of which charges shall be stated to the  shareholder by the transfer agent upon request),  a list of the  shareholders'  names and addresses who are entitled to vote for the  election of directors  and their  shareholdings,  as of the most recent  record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand.

         (b)      The record of  shareholders  shall also be open to  inspection  and  copying by any  shareholder  or holder of a voting trust  certificate at any time during usual business hours upon written demand on the  corporation, for a purpose reasonably related to such holder's interest as a shareholder or holder of a voting trust certificate.

         (c)      The accounting  books and records and minutes of proceedings of the  shareholders  and the Board and committees of the Board shall be open to inspection  upon written  demand on the  corporation  of any  shareholder  or holder of a voting trust  certificate at any reasonable  time during usual business  hours,  for a purpose  reasonably related to such holder's interests as a shareholder or as a holder of such voting trust certificate.

         (d)      Any such inspection and copying under this Article may be made in person or by agent or attorney.

Section 2.        Inspection of Bylaws.

         The  corporation  shall keep in its  principle  office the  original or a copy of these  Bylaws as amended to date, which shall be open to inspection by shareholders at all reasonable times during office hours.

Section 3.        Contracts and Other Instruments, Loans, Notes and Deposits of Funds.

         The Chairman of the Board,  the  President,  or a Vice  President,  either alone or with the  Secretary or an
Assistant  Secretary,  or the Secretary alone,  shall execute in the name of the corporation such written  instruments as may be authorized by the Board and,  without special  direction of the Board,  such  instruments as transactions of the ordinary  business of the  corporation may require and, such officers  without the special  direction of the Board may  authenticate,  attest or countersign any such  instruments when deemed  appropriate.  The Board may authorize any person, persons, entity,  entities,  attorney,  attorneys,  attorney-in-fact,  attorneys-in-fact,  agent or agents, to enter into any contract or execute and deliver any  instrument  in the name of and on behalf of the  corporation,  and such authority may be general or confined to specific instances.

         No loans shall be  contracted on behalf of the  corporation  and no evidences of such  indebtedness  shall be issued in its name unless  authorized  by the Board as it may  direct.  Such  authority  may be general or confined to specific instances.

         All checks,  drafts,  or other similar  orders for the payment of money,  notes,  or other such  evidences of indebtedness  issued in the name of the  corporation  shall be signed by such officer or officers,  agent or agents of the corporation and in such manner as the Board or chief executive officer may direct.

         Unless  authorized by the Board or these Bylaws, no officer,  agent,  employee or any other person or persons shall have any power or authority to bind the  corporation  by any contract or  engagement  or to pledge its credit or to render it liable for any purpose or amount.

         All funds of the  corporation  not otherwise  employed  shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board may direct.

Section 4.        Certificates of Stock.

         Every holder of shares of the corporation  shall be entitled to have a certificate  signed in the name of the corporation  by the Chairman of the Board,  the  President,  or a Vice  President and by the Treasurer or an Assistant
Treasurer  or the  Secretary  or an Assistant  Secretary,  certifying  the number of shares and the class or series of shares owned by the  shareholder.  Any or all of the  signatures  on the  certificate  may be  facsimile.  In case any officer,  transfer agent or registrar who has signed or whose  facsimile  signature has been placed upon a certificate shall have ceased to be such  officer,  transfer  agent or  registrar  before such  certificate  is issued,  it may be issued by the corporation  with the same effect as if such person were an officer,  transfer agent or registrar at the date of issue.

         Certificates  for shares may be used prior to full payment under such  restrictions  and for such purposes as the Board may provide;  provided,  however,  that on any certificate  issued to represent any partly paid shares,  the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.

         Except as provided  in this  Section,  no new  certificate  for shares  shall be issued in lieu of an old one unless the latter is  surrendered  and  canceled at the same time.  The Board may,  however,  if any  certificate  for shares is alleged to have been  lost,  stolen or  destroyed,  authorize  the  issuance  of a new  certificate  in lieu thereof,  and the corporation may require that the corporation be given a bond or other adequate  security  sufficient to indemnify  it against any claim that may be made  against it  (including  expense or  liability)  on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

Section 5.        Transfer Agent, Transfer Clerk and Registrar.

         The Board  may,  from time to time,  appoint  transfer  agents,  transfer  clerks,  and stock  registrars  to transfer and register the  certificates of the capital stock of the  corporation,  and may provide that no certificate of capital  stock shall be valid  without the  signature  of the stock  transfer  agent or transfer  clerk,  and stock registrar.

Section 6.        Representation of Shares of Other Corporations.

         The chief executive  officer or any other officer or officers  authorized by the Board or the chief executive officer are each  authorized to vote,  represent and exercise on behalf of the  corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the corporation.

The authority herein granted may be exercised  either by any such officer in person or by any other person  authorized so to do by proxy or power of attorney duly executed by said officer.

Section 7.        Stock Purchase Plans.

         The  corporation  may  adopt and  carry  out a stock  purchase  plan or  agreement  or stock  option  plan or agreement  providing  for the issue and sale for such  consideration  as may be fixed of its  unissued  shares,  or of issued shares  acquired,  to one or more of the employees or directors of the  corporation  or of a subsidiary or to a trustee on their behalf and for the payment for such shares in  installments  or at one time, and may provide for such shares in  installments  or at one time,  and may  provide  for aiding any such  persons in paying for such  shares by compensation for services rendered, promissory notes or otherwise.

         Any such stock  purchase  plan or  agreement  or stock  option plan or  agreement  may  include,  among other features,  the fixing of eligibility  for  participation  therein,  the class and price of shares to be issued or sold under the plan or agreement,  the number of shares which may be subscribed  for, the method of payment  therefor,  the reservation  of title  until  full  payment  therefor,  the  effect of the  termination  of  employment  and option or obligation on the part of the corporation to repurchase the shares upon termination of employment,  restrictions  upon transfer of the shares,  the time limits of and  termination of the plan,  and any other matters,  not in violation of applicable law, as may be included in the plan as approved or authorized by the Board or any committee of the Board.

Section 8.        Fiscal Year and Subdivisions.

         The  calendar  year  shall be the  corporate  fiscal  year of the  corporation.  For the  purpose  of  paying dividends,  for making reports and for the convenient  transaction of the business of the  corporation,  the Board may divide the fiscal year into appropriate subdivisions.

Section 9.        Construction and Definitions.

         Unless the context  otherwise  requires,  the  general  provisions,  rules of  construction  and  definitions contained in the General  Provisions of the California  Corporations  Code and in the California  General  Corporation
Law shall govern the construction of these Bylaws.

                                             ARTICLE VI - INDEMNIFICATION

Section 1.        Indemnification of Directors and Officers.

         Each person who was or is a party or is  threatened  to be made a party to or is involved in any  threatened, pending or completed action,  suit or proceeding,  formal or informal,  whether brought in the name of the corporation or otherwise and whether of a civil,  criminal,  administrative or investigative  nature (hereinafter a "proceeding"), by  reason  of the  fact  that he or she,  or a  person  of whom he or she is the  legal  representative,  is or was a director  or  officer of the  corporation  or is or was  serving at the  request  of the  corporation  as a  director, officer,  employee or agent of another  corporation or of a partnership,  joint  venture,  trust or other  enterprise, including  service with respect to employee  benefit plans,  whether the basis of such proceeding is an alleged action or inaction in an official  capacity or in any other capacity while serving as a director or officer,  shall,  subject to the terms of any  agreement  between the  corporation  and such person,  be  indemnified  and held  harmless by the corporation to the fullest extent  permissible under California law and the  corporation's  Articles of Incorporation, against all costs,  charges,  expenses,  liabilities and losses (including  attorneys' fees,  judgments,  fines, ERISA excise  taxes or  penalties  and amounts  paid or to be paid in  settlement)  reasonably  incurred or suffered by such person in  connection  therewith,  and such  indemnification  shall  continue  as to a person  who has  ceased to be a director  or officer  and shall  inure to the benefit of his or her heirs,  executors  and  administrators;  provided, however,  that (A) the  corporation  shall  indemnify any such person  seeking  indemnification  in connection  with a proceeding  (or part thereof)  initiated by such person only if such  proceeding  (or part thereof) was  authorized by the Board of the  corporation;  (B) the  corporation  shall  indemnify  any such  person  seeking  indemnification  in connection  with a proceeding  (or part  thereof)  other than a  proceeding  by or in the name of the  corporation  to procure  a  judgment  in its  favor  only if any  settlement  of such a  proceeding  is  approved  in  writing  by the corporation;  (C) that no such person shall be  indemnified  (i) except to the extent that the  aggregate of losses to be  indemnified  exceeds  the  amount of such  losses  for which the  director  or  officer  is paid  pursuant  to any directors' and officers'  liability  insurance policy  maintained by the  corporation;  (ii) on account of any suit in which  judgment is rendered  against such person for an  accounting  of profits made from the purchase or sale by such person of securities of the  corporation  pursuant to the provisions of Section 16(b) of the  Securities  Exchange Act of 1934 and amendments  thereto or similar  provisions of any federal,  state or local statutory law; (iii) if a court of  competent  jurisdiction  finally  determines  that  any  indemnification  hereunder  is  unlawful;  and (iv) as to circumstances in which indemnity is expressly  prohibited by Section 317 of the General  Corporation Law of California
(the "Law");  and (D) that no such person shall be  indemnified  with regard to any action  brought by or in the right of the corporation for breach of duty to the corporation and its shareholders  (a) for acts or omissions  involving  intentional  misconduct or knowing and culpable  violation of law;
(b) for acts or  omissions  that the  director  or  officer  believes  to be  contrary  to the best  interests  of the corporation  or its  shareholders  or that  involve the absence of good faith on the part of the  director or officer;
(c) for any  transaction  from which the director or officer  derived an improper  personal  benefit;  (d) for acts or omissions that show a reckless  disregard for the director's or officer's duty to the corporation or its  shareholders in  circumstances  in which the director or officer was aware,  or should have been aware,  in the ordinary  course of performing his or her duties,  of a risk of serious injury to the  corporation  or its  shareholders;  (e) for acts or omissions  that  constitute an unexcused  pattern of  inattention  that amounts to an abdication of the  director's or officer's  duties to the  corporation or its  shareholders;  and (f) for costs,  charges,  expenses,  liabilities  and losses  arising  under  Section 310 or 316 of the Law. The right to  indemnification  conferred in this Article  shall include the right to be paid by the  corporation  expenses  incurred in  defending  any  proceeding  in advance of its final disposition;  provided,  however, that if the Law permits the payment of such expenses incurred by a director or officer in his or her  capacity as a director  or officer  (and not in any other  capacity in which  service was or is rendered by such person while a director or officer,  including,  without  limitation,  service to an employee benefit plan) in advance of the final  disposition  of a  proceeding,  such  advances  shall be made only upon delivery to the corporation of an  undertaking,  by or on behalf of such director or officer,  to repay all amounts to the corporation if it shall be ultimately determined that such person is not entitled to be indemnified.

Section 2.        Indemnification of Employees and Agents.

         A person who was or is a party or is  threatened  to be made a party to or is involved in any  proceeding  by reason  of the fact that he or she is or was an  employee  or agent of the  corporation  or is or was  serving  at the request of the corporation as an employee or agent of another  enterprise,  including service with respect to employee benefit  plans,  whether the basis of such action is an alleged  action or inaction in an official  capacity or in any other  capacity  while  serving as an  employee  or agent,  may,  subject to the terms of any  agreement  between  the corporation and such person,  be indemnified  and held harmless by the corporation to the fullest extent  permitted by
California law and the corporation's  Articles of Incorporation,  against all costs,  charges,  expenses,  liabilities and losses,  (including attorneys' fees,  judgments,  fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith.

Section 3.        Right of Directors and Officers to Bring Suit.

         If a claim  under  Section 1 of this  Article is not paid in full by the  corporation  within 30 days after a written claim has been received by the  corporation,  the claimant may at any time  thereafter  bring suit against the corporation  to recover the unpaid  amount of the claim and, if  successful  in whole or in part,  the claimant  shall also be  entitled  to be paid  the  expense  of  prosecuting  such  claim.  Neither  the  failure  of the  corporation
(including its Board,  independent  legal counsel,  or its  shareholders)  to have made a  determination  prior to the commencement of such action that  indemnification  of the claimant is permissible in the  circumstances  because he or she has met the applicable  standard of conduct,  if any, nor an actual  determination  by the corporation  (including its Board,  independent legal counsel,  or its shareholders) that the claimant has not met the applicable  standard of conduct,  shall be a defense to the action or create a presumption  for the purpose of an action that the claimant has not met the applicable standard of conduct.

Section 4.        Successful Defense.

         Notwithstanding  any other  provision  of this  Article,  to the extent  that a director  or officer has been successful on the merits or otherwise  (including the dismissal of an action without  prejudice or the settlement of a proceeding  or action  without  admission of liability)  in defense of any  proceeding  referred to in Section 1 or in defense of any claim, issue or matter therein, he or she shall be indemnified  against expenses (including  attorneys'
fees) actually and reasonably incurred in  connection therewith.

Section 5.        Non-Exclusivity of Rights.

         The right to  indemnification  provided by this  Article  shall not be exclusive of any other right which any person may have or hereafter  acquire under any statute,  bylaw,  agreement,  vote of  shareholders  or  disinterested directors or otherwise.

Section 6.        Insurance.

         The  corporation  may  maintain  insurance,  at its expense,  to protect  itself and any  director,  officer, employee or agent of the corporation or another  corporation,  partnership,  joint venture,  trust or other enterprise against any expense,  liability or loss,  whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Law.

Section 7.        Expenses as a Witness.

         To the  extent  that any  director,  officer,  employee  or agent of the  corporation  is by  reason  of such position,  or a position  with  another  entity at the request of the  corporation,  a witness in any action,  suit or proceeding,  he or she shall be indemnified  against all costs and expenses actually and reasonably incurred by him or her on his or her behalf in connection therewith.

Section 8.        Indemnity Agreements.

         The corporation may enter into  agreements with any director,  officer,  employee or agent of the corporation providing for  indemnification  to the fullest  extent  permissible  under the Law and the  corporation's  Articles of
Incorporation.

Section 9.        Separability.

         Each and every  paragraph,  sentence,  term and provision of this Article is separate and distinct so that if any paragraph,  sentence,  term or provision hereof shall be held to be invalid or unenforceable for any reason,  such invalidity or  unenforceability  shall not affect the validity or  enforceability  of any other  paragraph,  sentence, term or provision hereof. To the extent required,  any paragraph,  sentence,  term or provision of this Article may be modified by a court of competent  jurisdiction  to preserve its validity and to provide the claimant with,  subject to the  limitations  set forth in this Article and any  agreement  between the  corporation  and  claimant,  the broadest possible indemnification permitted under applicable law.

Section 10.       Effect of Repeal or Modification.

         Any repeal or  modification  of this Article shall not  adversely  affect any right of  indemnification  of a director  or officer  existing  at the time of such  repeal or  modification  with  respect to any action or  omission occurring prior to such repeal or modification.

                                          ARTICLE VII - EMERGENCY PROVISIONS

Section 1.        General.

         The  provisions  of this  Article  shall be  operative  only  during a  national  emergency  declared  by the
President of the United  States or the person  performing  the  President's  functions,  or in the event of a nuclear, atomic or other attack on the United States or a disaster  making it impossible or  impracticable  for the corporation to conduct its business without recourse to the provisions of this

Article.  Said  provisions  in such event shall  override all other  Bylaws of the  corporation  in conflict  with any provisions of this Article,  and shall remain operative so long as it remains  impossible or impracticable to continue the business of the corporation  otherwise,  but thereafter  shall be inoperative;  provided that all actions taken in good faith pursuant to such provisions  shall  thereafter  remain in full force and effect unless and until revoked by action taken pursuant to the provisions of the Bylaws other than those contained in this Article.

Section 2.        Unavailable Directors.

         All  directors of the  corporation  who are not  available to perform  their duties as directors by reason of physical  or mental  incapacity  or for any  other  reason  or who are  unwilling  to  perform  their  duties or whose whereabouts are unknown shall  automatically  cease to be directors,  with like effect as if such persons had resigned as directors, so long as such unavailability continues.

Section 3.        Authorized Number of Directors.

         The authorized  number of directors shall be the number of directors  remaining after  eliminating  those who have ceased to be  directors  pursuant  to Section 2, or the  minimum  number  required  by law,  whichever  number is greater.

Section 4.        Quorum.

         The number of directors  necessary to  constitute  a quorum  shall be one-third of the  authorized  number of directors  as specified in the  foregoing  Section,  or such other  minimum  number as,  pursuant to the law or lawful decree then in force, it is possible for the Bylaws of a corporation to specify.

Section 5.        Creation of Emergency Committee.

         In the event the number of  directors  remaining  after  eliminating  those who have  ceased to be  directors pursuant  to  Section 2 is less than the  minimum  number of  authorized  directors  required  by law,  then until the appointment of additional  directors to make up such required minimum,  all the powers and authorities which the Board could by law delegate,  including all powers and authorities  which the Board could delegate to a committee,  shall be automatically  vested in an emergency  committee,  and the emergency  committee shall thereafter manage the affairs of the  corporation  pursuant to such powers and  authorities  and shall have all other powers and  authorities as may by law or lawful decree be conferred on any person or body of persons during a period of emergency.

Section 6.        Constitution of Emergency Committee.

         The emergency  committee  shall  consist of all the  directors  remaining  after  eliminating  those who have ceased to be  directors  pursuant to Section 2,  provided  that such  remaining  directors  are not less than three in number.  In the event such  remaining  directors are less than three in number the emergency  committee  shall consist of three  persons,  who shall be the  remaining  director or directors  and either one or two officers or employees of the  corporation,  as the  remaining  director  or  directors  may in  writing  designate.  If there  is no  remaining director,  the  emergency  committee  shall  consist of the three most  senior  officers  of the  corporation  who are available  to serve,  and if and to the extent that  officers  are not  available,  the most senior  employees  of the corporation.  Seniority  shall be  determined in accordance  with any  designation  of seniority in the minutes of the proceedings of the Board,  and in the absence of such  designation,  shall be determined by rate of  remuneration.  In the event that there are no  remaining  directors  and no officers or  employees  of the  corporation  available,  the emergency  committee  shall  consist of three  persons  designated  in writing by the  shareholder  owning the largest number of shares of record as of the date of the last record date.

Section 7.        Powers of Emergency Committee.

         The emergency  committee,  once  appointed,  shall govern its own procedures and shall have power to increase the number of members  thereof  beyond  the  original  number,  and in the event of a vacancy  or  vacancies  therein, arising at any time,  the  remaining  member or members of the emergency  committee  shall have the power to fill such vacancy or vacancies.  In the event at any time after its  appointment  all members of the emergency  committee  shall die or resign or become  unavailable to act for any reason  whatsoever,  a new emergency  committee shall be appointed in accordance with the foregoing provisions of this Article.

Section 8.        Directors Becoming Available.

         Any person  who has  ceased to be a  director  pursuant  to the  provisions  of Section 2 and who  thereafter becomes available to serve as a director shall automatically become a member of the emergency committee.

Section 9.        Election of Board of Directors.

         The emergency  committee  shall, as soon after its appointment as is practicable,  take all requisite  action to secure the election of a board of directors,

and upon such election all the powers and authorities of the emergency committee shall cease.

Section 10.       Termination of Emergency Committee.

         In the event, after the appointment of an emergency  committee,  a sufficient number of persons who ceased to be  directors  pursuant  to Section 2 become  available  to serve as  directors,  so that if they had not ceased to be directors as aforesaid,  there would be enough  directors to constitute  the minimum  number of directors  required by law,  then all such  persons  shall  automatically  be  deemed to be  reappointed  as  directors  and the  powers  and authorities of the emergency committee shall be at an end.

                                              ARTICLE VIII - AMENDMENTS

Section 1.        Amendments.

         These Bylaws may be amended or repealed  either by approval of the  outstanding  shares or by the approval of the Board;  provided,  however,  that a Bylaw  specifying  or changing a fixed  number of  directors or the maximum or minimum  number or  changing  from a fixed to a variable  Board or vice versa may only be adopted by  approval  of the outstanding  shares.  The exact number of directors  within the maximum and minimum  number  specified in these Bylaws may be amended by the Board alone.